Exhibit 99.1

3Q21 CAPITAL MARKETS PRESENTATION NOVEMBER 30, 2021

SAFE HARBOR COMMENTS FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking” statements related to O - I Glass, Inc . (the “company”) within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) and Section 27 A of the Securities Act of 1933 . Forward - looking statements reflect the company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk . The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward - looking statements . It is possible that the company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following : (1) the risk that the proposed plan of reorganization of Paddock Enterprises, LLC (“Paddock”) may not be approved by the bankruptcy court or that other conditions necessary to implement the agreement in principle may not be satisfied, (2) the actions and decisions of participants in the bankruptcy proceeding, and the actions and decisions of third parties, including regulators, that may have an interest in the bankruptcy proceedings, (3) the terms and conditions of any reorganization plan that may ultimately be approved by the bankruptcy court, (4) delays in the confirmation or consummation of a plan of reorganization due to factors beyond the company’s and Paddock’s control, (5) risks with respect to the receipt of the consents necessary to effect the reorganization, (6) risks inherent in, and potentially adverse developments related to, the bankruptcy proceeding, that could adversely affect the company and the company’s liquidity or results of operations, (7) the impact of the COVID - 19 pandemic and the various governmental, industry and consumer actions related thereto, (8) the company’s ability to obtain the benefits it anticipates from the corporate modernization, (9) the company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company’s operating efficiency and working capital management, achieving cost savings, and remaining well - positioned to address Paddock’s legacy liabilities, (10) the company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (11) the company’s ability to achieve its strategic plan, (12) the company’s ability to improve its glass melting technology, known as the MAGMA program, (13) foreign currency fluctuations relative to the U . S . dollar, (14) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance debt on favorable terms, (15) the general political, economic and competitive conditions in markets and countries where the company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, natural disasters, and weather, (16) the company’s ability to generate sufficient future cash flows to ensure the company’s goodwill is not impaired, (17) consumer preferences for alternative forms of packaging, (18) cost and availability of raw materials, labor, energy and transportation, (19) consolidation among competitors and customers, (20) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (21) unanticipated operational disruptions, including higher capital spending, (22) the company’s ability to further develop its sales, marketing and product development capabilities, (23) the failure of the company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (24) the ability of the company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (25) changes in U . S . trade policies, and the other risk factors discussed in the company’s Annual Report on Form 10 - K for the year ended December 31 , 2020 , and any subsequently filed Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q or the company’s other filings with the Securities and Exchange Commission . It is not possible to foresee or identify all such factors . Any forward - looking statements in this document are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances . Forward - looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations . While the company continually reviews trends and uncertainties affecting the company’s results or operations and financial condition, the company does not assume any obligation to update or supplement any particular forward - looking statements contained in this document .

3 AT A GLANCE #1 72 factories 20 countries BROAD PRODUCT PORTFOLIO 34% beer 19% wine 19% food 15% spirits 13% NAB GLASS IS THE MOST SUSTAINABLE PACKAGE all natural, endlessly recyclable, NEVER trash Note: based on 2020 data MAGMA reimagines glass making to support customer aspirations and enable profitable growth DIVERSE CUSTOMER BASE 6,000+ direct customers DEDICATED & ENGAGED TEAM 25,000+ associates UNPARALLELED PRODUCTION NETWORK GLASS PACKAGING COMPANY $6.1 billion in net sales

4 BUILDING THE PATH TO YES! YES! TO PROFITABLE GROWTH Mega trends favor glass 1.6% CAGR market growth 1.7 mt O - I commercial pipeline Focused on 1 mt opportunities YES! TO AN AGILE & RESILIENT COMPANY Simple, agile, effective, adaptable Cost competitive operations Optimized structure Financially flexible YES! TO A NEW PARADIGM FOR GLASS Flexible Scalable Rapid deployment Supply chain efficient Sustainable Cost/capital competitive YES! TO ENHANCE VALUE Profitable growth Higher earnings, cash flow Improved sustainability Satisfied customers Engaged employees Leader in innovation O - I SRATEGY TO ENHANCE STAKEHOLDER VALUE ENHANCE VALUE TRANSFORMATION FAVORABLE MARKET MAGMA

5 MARKET EVOLUTION IS FAVORABLE TO GLASS WELLNESS POSITIVE Glass is all natural and inert – it will not contaminate the product content and is the only package “generally recognized as safe” by the U.S. Food and Drug Administration PREMIUM & DIFFERENTIATED The appearance of a glass container alone can identify and define a brand, transform the ordinary into the extraordinary and build a consumer connection unlike any other substrate EARTH - FRIENDLY Glass is all natural, reusable, 100% infinitely recyclable. Glass is NEVER TRASH and is safe for the Earth and our oceans

6 GLASS IS AN ATTRACTIVE MARKET 1.6% 3.5% 2.1% 2.0% 0.4% 2.6% 2.0% 2.0% 1.3% 3.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% GLOBE LATIN AMERICA EUROPE NORTH AMERICA ASIA PACIFIC PROJECTED PACKAGING GROWTH (2022 - 2024 ) GLASS VOLUME GROWTH ALL PACKAGING VOLUME GROWTH Source: Euromonitor Source: Euromonitor – Glass Packaging Consumption in Units (Beverages = total premise / Food and hot drinks = retail/off - premise ) Base: 2021F, 3YR CAGR: 2022F - 2024F. Includes 54 countries NORTH AMERICAN PACKAGING LANES While flat during the austerity era, glass is expected to grow 1.6% CAGR as trends accelerate. HIGH GLASS AFFINITY CATEGORIES 13% of beverage consumption Spirits, wine, premium beer, RTD coffee, etc. MEDIUM GLASS AFFINITY CATEGORIES 51% of beverage consumption Soft drinks, mainstream beer, RTD Teas, FMB’s, etc. LOW GLASS AFFINITY CATEGORIES 36% of beverage consumption Bottled water, energy drinks, sports drinks, etc. Packaging substrates play in different lanes Glass is highly focused on premium and certain mainstream categories Plastics and Aluminum are highly focused on value and other mainstream categories O - I’s CORE MARKETS FMB = Flavored Malt Beverage 6 ~ 77% of glass demand ~ 22% of glass demand ~ 1% of glass demand

SUBSTANTIAL PROGRESS TRANSFORMING O-I

TRANSFORMATION OBJECTIVES	PROGRESS
1. SIMPLE, AGILE, EFFECTIVE & ADAPTABLE ORGANIZATION	☑ INTEGRATED BUSINESS PLANNING ALIGNED WITH STRATEGY
	☑ STREAMLINED ORGANIZATION
	☑ REBUILT CRITICAL CAPABILITIES – COMMERCIAL, R&D, ESG
	☑ STRONG COMMERCIAL PIPELINE – 1.7 MT
2. OPTIMIZE STRUCTURE	☑ PORTFOLIO OPTIMIZATION – ~$1B COMPLETE ON $1.5B PLAN
	☑ PADDOCK AGREEMENT IN PRINCIPLE – $610M 524(g) TRUST
	☑ INCREASED FCF CONVERSION – 50% HIGHER THAN PAST AVG.
	☑ REDUCED NET DEBT – $1.7B SINCE PORTFOLIO OPTIMIZATION
3. COST COMPETITIVE OPERATIONS	☑ MARGIN EXPANSION INITIATIVES – $240M 2017-2021F
	+ DEVELOPING MAGMA TO REDUCE COST / CAPITAL INTENSITY
4. FLEXIBLE, SCALABLE & SUSTAINABLE PRODUCTION	+ MAGMA TO REDEFINE GLASS PRODUCTION
5. EFFICIENT SUPPLY CHAIN	+ MAGMA TO INCREASE LOCALITY
	+ ULTRA TO SIGNIFICANTLY REDUCE PRODUCT WEIGHT

KEY

☑ Significant transformation with continued progress in the future

\+ MAGMA will accelerate O-I's transformation

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1. FLEXIBLE Achieve attractive economics at 15% lower utilization rate 2. SCALABLE New melter reduces capacity per line to 25 - 50% of heritage 3. RAPID DEPLOYMENT Reduce deployment time by up to 50% 4. SUPPLY CHAIN EFFICIENT Reduce shipping distances by 30 - 80% 5. COST COMPETITIVE Reduce cost gap with competing substrates by 50 - 75% 6. LOWER CAPITAL INTENSITY Reduce capital intensity up to 40% 7. CONVENIENT Reduce product weight 1 up to 30% 8. SUSTAINABLE Reduce GHG emissions by up to 95% OBJECTIVES MAGMA GEN 3 1 IMPROVEMENT VS HERITAGE (2025+) INVESTMENT CRITERIA CAPITAL ALLOCATION TO ACHIEVE TARGETED RETURNS EXPANSION SUBSTANTIALLY SUPPORTED BY CUSTOMER AGREEMENTS O - I expects MAGMA will significantly enhance O - I’s capabilities and competitive position. 1 With ULTRA light weighting MAGMA’S POTENTIAL BENEFITS 8 Source: Internal analysis

9 9 O - I operations only 1% – 2% CAGR PROFITABLE VOLUME GROWTH 1 2022 - 2024 EXPANDING IN PREMIUM MARKETS ACROSS PREMIUM CATEGORIES WITH PREMIUM TECHNOLOGY Investing up to $680M to expand 700KT 2 (5% – 6%) capacity • $100M on previously announced Heritage brownfield in Andean • $580M in 4 markets with up to 11 MAGMA lines • Deployment 2022 - 2024 20% average IRR US Spirits (up to 3 MAGMA lines) BRAZIL Beer, NAB, Spirits (up to 3 MAGMA Lines) UK Spirits (up to 2 MAGMA Lines) CAN Premium Beer (1 Line Extension) MAGMA Greenfield Expansion Heritage Brownfield Expansion Line Extension COLOMBIA Beer, NAB (1 Heritage furnace) PERU Beer, NAB (up to 3 MAGMA Lines) 1 Gross of divestitures and net of capacity realignment 2 Approximately 600 - 650KT net expansion considering capacity realignment

10 CAPITAL REDEPLOYMENT TO FUND GROWTH $1.5B portfolio optimization program to fund MAGMA expansion and improve ROIC. 1,500 810 690 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Proceeds from Divestiture Investment in Expansion Available for Debt Reduction ($M) PORTFOLIO OPTIMIZATION PROGRAM (2019 - 2024) > 15% IRR ~ 0.7x lower Leverage Ratio Current Status REINVEST IN PROFITABLE GROWTH IMPROVE CAPITAL STRUCTURE OPTIMIZE BUSINESS PORTFOLIO REALIGN THE BUSINESS O - I HAS DEPRIORITIZED INORGANIC GROWTH GIVEN GROWING COMMERCIAL PIPELINE AND MAGMA’S UNIQUE CAPABILITIES

BUSINESS OUTLOOK

2021

Outlook as of November 30, 2021

- Volume[1]: up 4+% in FY21
  - 4Q21QTD up ~2% vs ~ flat guidance
- aEPS[2]: \$1.77-\$1.82 in FY21
  - \$0.30-\$0.35 in 4Q21 @ 10/22/21 FX
  - Omicron undetermined
- FCF[3]: ≥ \$260M in FY21
- Leverage[4]: "high 3's" at FYE21

2022

Prelim Thoughts as of October 26, 2021

- Volume[1]: up 0-1%
  - Limited risk that system wide inflation will slow down demand due to stable food and beverage market, channel shift resilience, focus on premium categories and glass capacity constraints in many markets
- Highly confident 2022 net price will recover unfav 2021 spread
- \$50M benefit from initiatives
- Cap Ex \$650M-\$700M
  - Elevated CapEx funded by proceeds from Portfolio Optimization program

2024

Targets from September 28, 2021 I-Day

- Volume[1]: 1-2% CAGR 2022-2024
- aEPS[2]: \$2.20-\$2.40 in 2024
  - Strong earnings momentum from expansion programs heading into 2025
- aFCF[5]: \$400M-\$450M in 2024
- Leverage[4]: ~ 3.5x by end of 2024

1 Volume Growth Targets are gross of divestitures and net of capacity realignment
2 aEPS excludes certain items management considers not representative of ongoing operations
3 FCF represents Cash Flow from Operations less Capital Expenditures excluding any impact from potential funding of Paddock 524(g) trust
4 Leverage ratio as defined by the company's Bank Credit Agreement (BCA); 2021 excludes any impact of potential funding of Paddock 524(g)
5 aFCF reflects Cash Flow from Operations less Maintenance Capex, and excludes expected one-time cash funding of Paddock 524(g) trust

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O-I SUSTAINABILITY GOALS

50%
TARGET

Increase recycled content to 50% average by 2030. O-I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography.

ZERO
WASTE

Reduce the amount of natural resource used and reduce the generation of waste by reuse and recycling as we drive towards a Zero Waste organization.

25%
WATER REDUCTION

We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas.

ZERO
INJURIES

As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030.

40%
RENEWABLE

Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable energy use by 2030 and to reduce total energy consumption by 9%.

R&D
TRANSFORMATION

Reinvent and re-imagine glassmaking – where the circularity of glass meets the potential of our MAGMA melting technology, low-carbon alternative fuels, and light-weighted glass packaging.

25%
GHG REDUCTION

Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025).

SOCIAL
IMPACT

We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders to make glass recycling available in 100% of our locations.



DIVERSITY
& INCLUSION

Create a diverse and inclusive environment where people feel welcomed to create a better future for themselves, each other, and O-I. We are focused on increasing all aspects of diversity across our team.

SUPPLY CHAIN
SUSTAINABILITY

Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals.

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13 CONCLUSION: O - I IS AN ATTRACTIVE INVESTMENT TRANSFORMATION IMPROVES MARGINS, EARNINGS & ROIC RESOLUTION OF LEGACY LIABILITIES REDUCES RISK & IMPROVES CASH FLOW CONVERSION MAGMA WILL UNLOCK SIGNIFICANT GROWTH OPPORTUNITY FOR HIGHER VALUATION THROUGH SOLID EXECUTION AND PROFITABLE GROWTH MARKET, INNOVATION & ESG LEADER IN THE ATTRACTIVE GLASS SEGMENT

APPENDIX

15 PADDOCK CHAPTER 11 – PROGRESS AND UPDATE 1 COMPLETED/CURRENT • Phase 1 : Paddock files for bankruptcy protection in Delaware and obtains initial relief • Phase II : Paddock informally negotiates with the Asbestos Claimants’ Committee and Future Claimants Representative, fiduciaries for current and future asbestos claimants • Phase III : Paddock enters formal, court - ordered mediation with Asbestos Claimants’ Committee and Future Claimants Representative • Phase IV : Paddock accepts a mediator’s proposal, which results in an agreement - in - principle of the material terms of a plan of reorganization for Paddock containing a channeling injunction protecting Paddock, O - I Glass, and affiliates • Phase V : Paddock, Asbestos Claimants’ Committee and Future Claimants Representative negotiate and finalize definitive documents, comprising Plan of Reorganization, Disclosure Statement, exhibits, and Voting - related documents REMAINING • Phase VI : Paddock files Plan of Reorganization, Disclosure Statement and Voting - related documents with Bankruptcy Court, which then approves disclosure and voting materials and sets voting deadline • Phase VII : Paddock solicits votes from asbestos claimants and obtains at least 75% approval of asbestos claimants who actually vote • Phase VIII : Bankruptcy Court confirms the Plan, District Court affirms the Confirmation Order, and Paddock emerges from bankruptcy and funds the Asbestos Trust 1 Although the above description represents what has occurred and what O - I Glass currently anticipates is likely to occur in Paddo ck’s chapter 11 case, O - I Glass makes no representation or guarantee that Paddock’s actual plan process will not deviate from, or contain steps in addition to, the st eps set forth above. Current Status

16 SEGMENT FX IMPACT ON EARNINGS APPROXIMATE ANNUAL IMPACT ON FX RATES AT KEY POINTS EPS FROM 10% FX CHANGE Oct 22, AVG AVG AVG AVG 2021 3Q21 3Q20 4Q20 2020 EUR 0.13 EUR 1.16 1.18 1.18 1.20 1.15 MXN 0.04 MXN 20.18 20.16 22.08 20.44 21.56 BRL 0.04 BRL 5.65 5.23 5.39 5.43 5.21 COP 0.02 COP 3,773 3,829 3,785 3,626 3,715

NON-GAAP FINANCIAL MEASURES

The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, adjusted free cash flow, free cash flow, net debt and credit agreement EBITDA provide relevant and useful supplemental financial information, that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

Adjusted earnings relates to net earnings from continuing operations attributable to the company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the company's principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Management uses adjusted earnings and adjusted earnings per share to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings and adjusted earnings per share may be useful to investors in evaluating the underlying operating performance of the company's business as these measures eliminate items that are not reflective of its principal business activity.

Leverage ratio is defined as net debt divided by credit agreement EBITDA (as defined in the Company's bank credit agreement). Net debt is defined as total debt less cash. Management uses net debt to analyze the liquidity of the company. Further, free cash flow relates to cash provided by continuing operating activities less cash payments for property, plant and equipment. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes this has provided a useful supplemental measure related to its principal business activity. Adjusted free cash flow relates to cash provided by operating activities less cash payments for property, plant and equipment that are related to maintenance activities and exclude the expected one-tine cash payment of the Paddock 524(g) trust. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments.

The Company routinely posts important information on its website at o-i.com/investors.

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18 ADDITIONAL RECONCILIATIONS The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measures, free cash flow and adju sted free cash flow, for all periods after December 31, 2021 to its most directly comparable U.S. GAAP financial measure, Cash provided by operating activities, without unreasonable effo rt. This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property , p lant and equipment, as well as items that would be excluded from cash provided by operating activities. The variability of these excluded items and other components of cash provided by operati ng activities may have a significant, and potentially unpredictable, impact on the Company's future financial results. Unaudited Forecasted Year Ended December 31, 2021 Cash provided by operating activities 660$ Cash payments for maintenance-related property, plant and equipment 310 Adjusted Free Cash Flow (non-GAAP) 350$ Cash payments for strategic-related property, plant and equipment 90 Free Cash Flow (non-GAAP) 260$ For the year ending December 31, 2021 and all periods after, the Company is unable to present a quantitative reconciliation o f i ts forward - looking non - GAAP measure, net debt divided by Credit Agreement EBITDA, to its most directly comparable U.S. GAAP financial measure, Net Earnings, because management can no t r eliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net Earnings includes several significant items, such as restructurin g, asset impairment and other charges, charges for the write - off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non - GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and t he related difficulties in assessing the potential financial impact of the non - GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable infor mation, which could be material to the Company’s future financial results. The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measures, adjusted earnings and a djusted earnings per share, for the year ending December 31, 2021 and all periods after, to its most directly comparable GAAP financial measure, earnings from operations attributable to the Company, because management cannot reliably predict all of the necessary components of the GAAP financial measures without unreasonable efforts. Earnings from operations attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write - off of finance fees, and the income tax effect on such it ems. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary s ign ificantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from operations attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.